FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS

9. FAIR VALUE MEASUREMENTS

The following table presents the financial instruments for which fair value does not approximate carrying value as of December 31, 2010 and 2011:

	As of December 31, 2010		As of December 31, 2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term bank borrowing	$83,001,176	$83,001,176	$165,646,211	$151,251,136
Payables for purchase of property, plant and equipment	—	—	4,157,836	3,701,431

Nonrecurring Fair Value Measurements

The following table displays assets and liabilities that were measured at fair value on a non-recurring basis after initial recognition; the Company did not have any assets or liabilities measured at fair value on a non-recurring basis for the years ended December 31, 2009 and 2010.

	Year ended December 31, 2011
Description	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses
Long-lived assets held and used	$60,078,085	$—	$—	$60,078,085	$38,512,376

In 2011, long-lived assets held and used with a carrying amount of $99.6million were written down to their fair value of $60.1million, resulting in an impairment charge of $38.5million. The fair value is estimated using a discounted cash flow model under the income approach. The discounted cash flow method involves forecasting the future cash flows and then discounting them back to a present value at an appropriate discount rate. The discount rate is estimated based on a weighted average cost of capital method, which measures a Company’s cost of debt and equity financing weighted by the percentage of debt and equity in a Company’s target capital structure as determined through reference to the identified guideline companies. The cost of equity was derived from the CAPM and the cost of debt was benchmarked to the People’s Bank of China’s long term borrowing rate in China.